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                                                                        (a)(22)

                               AMENDMENT NO. 21
                 TO AMENDED AND RESTATED DECLARATION OF TRUST
                              OF ING MUTUAL FUNDS

   THIS AMENDMENT NO. 21 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of December 17, 2007, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

   WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

   WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to change the name of one of the series of Interests of the Trust as follows:

ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund

   NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

   The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

"The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading "Series," and establish and designate the classes of each such series shown in the chart below under the heading "Classes":

Series                                 Classes
------                                 ---------------------------------------
ING Asia-Pacific Real Estate Fund      ING Asia-Pacific Real Estate Fund -
                                         Class A
                                       ING Asia-Pacific Real Estate Fund -
                                         Class B
                                       ING Asia-Pacific Real Estate Fund -
                                         Class C
                                       ING Asia-Pacific Real Estate Fund -
                                         Class I

ING Disciplined International          ING Disciplined International SmallCap
  SmallCap Fund                          Fund - Class A
                                       ING Disciplined International SmallCap
                                         Fund - Class B
                                       ING Disciplined International SmallCap
                                         Fund - Class C
                                       ING Disciplined International SmallCap
                                         Fund - Class I

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Series                                 Classes
------                                 ---------------------------------------
ING Diversified International Fund     ING Diversified International Fund -
                                         Class A
                                       ING Diversified International Fund -
                                         Class B
                                       ING Diversified International Fund -
                                         Class C
                                       ING Diversified International Fund -
                                         Class I
                                       ING Diversified International Fund -
                                         Class R
                                       ING Diversified International Fund -
                                         Class W

ING Emerging Countries Fund            ING Emerging Countries Fund - Class A
                                       ING Emerging Countries Fund - Class B
                                       ING Emerging Countries Fund - Class C
                                       ING Emerging Countries Fund - Class I
                                       ING Emerging Countries Fund - Class Q
                                       ING Emerging Countries Fund - Class W

ING Emerging Markets Fixed Income Fund ING Emerging Markets Fixed Income Fund
                                         - Class A
                                       ING Emerging Markets Fixed Income Fund
                                         - Class B
                                       ING Emerging Markets Fixed Income Fund
                                         - Class C
                                       ING Emerging Markets Fixed Income Fund
                                         - Class I

ING European Real Estate Fund          ING European Real Estate Fund - Class A
                                       ING European Real Estate Fund - Class B
                                       ING European Real Estate Fund - Class C
                                       ING European Real Estate Fund - Class I

ING Foreign Fund                       ING Foreign Fund - Class A
                                       ING Foreign Fund - Class B
                                       ING Foreign Fund - Class C
                                       ING Foreign Fund - Class I
                                       ING Foreign Fund - Class Q
                                       ING Foreign Fund - Class W

ING Global Bond Fund                   ING Global Bond Fund - Class A
                                       ING Global Bond Fund - Class B
                                       ING Global Bond Fund - Class C
                                       ING Global Bond Fund - Class I

ING Global Equity Dividend Fund        ING Global Equity Dividend Fund -
                                         Class A
                                       ING Global Equity Dividend Fund -
                                         Class B
                                       ING Global Equity Dividend Fund -
                                         Class C
                                       ING Global Equity Dividend Fund -
                                         Class I
..                                      ING Global Equity Dividend Fund -
                                         Class O

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 Series                                 Classes
 ------                                 --------------------------------------
                                        ING Global Equity Dividend Fund -
                                          Class W

 ING Global Natural Resources Fund      ING Global Natural Resources Fund -
                                          Class A
                                        ING Global Natural Resources Fund -
                                          Class B
                                        ING Global Natural Resources Fund -
                                          Class C
                                        ING Global Natural Resources Fund -
                                          Class I
                                        ING Global Natural Resources Fund -
                                          Class Q
                                        ING Global Natural Resources Fund -
                                          Class W

 ING Global Real Estate Fund            ING Global Real Estate Fund - Class A
                                        ING Global Real Estate Fund - Class B
                                        ING Global Real Estate Fund - Class C
                                        ING Global Real Estate Fund - Class I
                                        ING Global Real Estate Fund - Class O
                                        ING Global Real Estate Fund - Class W

 ING Global Value Choice Fund           ING Global Value Choice Fund - Class A
                                        ING Global Value Choice Fund - Class B
                                        ING Global Value Choice Fund - Class C
                                        ING Global Value Choice Fund - Class I
                                        ING Global Value Choice Fund - Class Q

 ING Greater China Fund                 ING Greater China Fund - Class A
                                        ING Greater China Fund - Class B
                                        ING Greater China Fund - Class C
                                        ING Greater China Fund - Class I

 ING Index Plus International Equity    ING Index Plus International Equity
   Fund                                   Fund - Class A
                                        ING Index Plus International Equity
                                          Fund - Class B
                                        ING Index Plus International Equity
                                          Fund - Class C
                                        ING Index Plus International Equity
                                          Fund - Class I
                                        ING Index Plus International Equity
                                          Fund - Class O

 ING International Capital              ING International Capital
   Appreciation Fund                      Appreciation Fund - Class A
                                        ING International Capital
                                          Appreciation Fund - Class B
                                        ING International Capital
                                          Appreciation Fund - Class C

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 Series                                 Classes
 ------                                 -------------------------------------
                                        ING International Capital
                                          Appreciation Fund - Class I

 ING International Equity Dividend Fund ING International Equity Dividend
                                          Fund - Class A
                                        ING International Equity Dividend
                                          Fund - Class B
                                        ING International Equity Dividend
                                          Fund - Class C
                                        ING International Equity Dividend
                                          Fund - Class I
                                        ING International Equity Dividend
                                          Fund - Class W

 ING International Growth               ING International Growth
   Opportunities Fund                     Opportunities Fund - Class A
                                        ING International Growth
                                          Opportunities Fund - Class B
                                        ING International Growth
                                          Opportunities Fund - Class C
                                        ING International Growth
                                          Opportunities Fund - Class I
                                        ING International Growth
                                          Opportunities Fund - Class Q

 ING International Real Estate Fund     ING International Real Estate Fund -
                                          Class A
                                        ING International Real Estate Fund -
                                          Class B
                                        ING International Real Estate Fund -
                                          Class C
                                        ING International Real Estate Fund -
                                          Class I
                                        ING International Real Estate Fund -
                                          Class W

 ING International SmallCap             ING International SmallCap
   Multi-Manager Fund                     Multi-Manager Fund - Class A
                                        ING International SmallCap
                                          Multi-Manager Fund - Class B
                                        ING International SmallCap
                                          Multi-Manager Fund - Class C
                                        ING International SmallCap
                                          Multi-Manager Fund - Class I
                                        ING International SmallCap
                                          Multi-Manager Fund - Class Q
                                        ING International SmallCap
                                          Multi-Manager Fund - Class W

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 Series                                 Classes
 ------                                 -------------------------------------

 ING International Value Choice Fund    ING International Value Choice Fund -
                                          Class A
                                        ING International Value Choice Fund -
                                          Class B
                                        ING International Value Choice Fund -
                                        Class C
                                        ING International Value Choice Fund -
                                          Class I

 ING International Value Opportunities  ING International Value Opportunities
   Fund                                   Fund - Class A
                                        ING International Value Opportunities
                                          Fund - Class B
                                        ING International Value Opportunities
                                          Fund - Class C
                                        ING International Value Opportunities
                                          Fund - Class I

 ING Russia Fund                        ING Russia Fund - Class A
                                        ING Russia Fund - Class B
                                        ING Russia Fund - Class C
                                        ING Russia Fund - Class Q

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IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/ Colleen D. Baldwin                   /s/ Patrick W. Kenny
---------------------------------------  -------------------------------------
Colleen D. Baldwin, as Trustee           Patrick W. Kenny, as Trustee

/s/ John V. Boyer                        /s/ Shaun P. Mathews
---------------------------------------  -------------------------------------
John V. Boyer, as Trustee                Shaun P. Mathews, as Trustee

/s/ Patricia W. Chadwick                 /s/ Sheryl K. Pressler
---------------------------------------  -------------------------------------
Patricia W. Chadwick, as Trustee         Sheryl K. Pressler, as Trustee

/s/ Robert W. Crispin                    /s/ David W.C. Putnam
---------------------------------------  -------------------------------------
Robert W. Crispin, as Trustee            David W.C. Putnam, as Trustee

/s/ Peter S. Drotch                      Roger B. Vincent
---------------------------------------  -------------------------------------
Peter S. Drotch, as Trustee              Roger B. Vincent, as Trustee

/s/ J. Michael Earley
---------------------------------------
J. Michael Earley, as Trustee